UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21580

CORTINA FUNDS, INC.

(Exact name of registrant as specified in charter)

825 N. Jefferson St., Suite 400, Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

(414) 397-1629

Registrant’s telephone number, including area code

Lori Hoch

825 N. Jefferson St., Suite 400

Milwaukee, WI 53202

(Name and address of agent for service)

Date of fiscal year end: June 30

Date of reporting period: July 1, 2012 - December 31, 2012

Item 1. Reports to Stockholders.

The following is a copy of the report to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Shareholder Letter

Cortina Small Cap Growth Fund	December 31, 2012 (Unaudited)

DEAR FELLOW SHAREHOLDERS:

The six months ending December 31, 2012 marked another volatile period for equity markets and, in particular, small cap growth stocks. While the aggregate benchmark performance was solid for the period, the swings in between were both violent and unpredictable. An analysis of intraday highs and lows shows that the Russell 2000 Growth Index fell nearly 7.5% in the early weeks of the six-month period. That was followed by a 13.5% rally, a subsequent 12.3% decline and then a more than 10% return to close out the first half of our fiscal year. In the end, the Russell 2000 Growth Index returned 5.30% while the Cortina Small Cap Growth Fund lagged meaningfully with a slight negative return.

The moodiness of the market can be traced in large part to a series of macro events and public policy decisions (or rhetoric pertaining to policy). To recap just a few, the public assurance by ECP President Mario Draghi that his organization was committed to sustaining liquidity in Europe and the U.S. Federal Reserve’s reload on monetary stimulus through another quantitative easing program known as QE3 are largely responsible for the August/September rally. Uncertainty heading into and immediately following the U.S. political elections were at center stage for the subsequent decline. Remarkably, the final positive push into year-end occurred despite the hand wringing and political posturing surrounding the looming fiscal cliff.

These periods of macro-driven “risk-on/risk-off” trading are often difficult periods for our strategy that is rooted in investing in individual companies based on their company-specific fundamentals. In addition, there were several style headwinds that our strategy faced in the fourth calendar quarter when our underperformance occurred. Generally speaking, value stocks outperformed growth stocks, micro caps significantly underperformed small and mid cap stocks, stocks of rapidly growing companies underperformed those of slower growth companies, and companies were rewarded for paying dividends. While this perspective helps to explain some of the difficulties our strategy faced, we ultimately must own up to the lackluster results and recognize that challenging headwinds should not necessarily lead to underperformance…especially of the magnitude that we experienced.

From a sector standpoint, the largest contributor to our poor relative performance was the Consumer Discretionary sector where our holdings reported a disproportionate amount of disappointing results. Within this sector, four of the five biggest detractors from performance were eliminated from the portfolio, as we deemed their issues to be more structural than transitory. In two cases, competitive concerns led us to question the long-term profitability prospects of the companies in question. The second biggest contributor to negative returns was the Health Care sector. While our Health Care holdings modestly outperformed those of the benchmark, it was the worst performing sector in the benchmark and our overweight position proved costly. The difficulties faced in this sector were more macro/politically driven than company specific and we continue to hold all but three of our ten worst performing Health Care holdings over the six-month period. The Technology and Producer Durables (aka Industrials) sectors were also meaningful contributors to our underperformance. In these sectors, our holdings posted positive returns, but failed to keep pace with the robust sector returns in the benchmark.

In summary, our performance was not up to task in the first half of our fiscal year. Our style was out of favor, we did not have enough exposure to the best sectors and, most damaging of all, we had several company-specific disappointments. We are humbled by periods such as these, but remain steadfast in our commitment to fundamental research and our strategy of investing in high quality, high growth small cap companies.

Investing involves risks, including loss of principal.

Semi-Annual Report | December 31, 2012	1

Portfolio Information

Cortina Small Cap Growth Fund	December 31, 2012 (Unaudited)

Growth of $25,000 Investment (Unaudited)

For the period from September 30, 2011 (Inception) to December 31, 2012.

This graph assumes an initial $25,000 investment at September 30, 2011 (Inception Date). The Cortina Small Cap Growth Fund (the “Fund”) will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. This graph depicts the performance of the Fund versus the Russell 2000® Growth Index. It is important to note the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance Returns for the period ended December 31, 2012

	1 Month	6 Months	1 Year	Since Inception*	Gross Expense Ratio**
Cortina Small Cap Growth Fund	1.3%	-0.7%	6.3%	16.1%	21.73%
Russell 2000® Growth Index	2.9%	5.3%	14.6%	24.7%

*	The Fund’s inception date is September 30, 2011.
**

Cortina Asset Management, LLC (the “Adviser”) has contractually agreed to waive management fees and/or reimburse the Fund’s operating expenses in order to limit the Fund’s total annual fund operating expenses (excluding taxes, leverage, interest, brokerage commissions, dividends or interest expenses on short positions, acquired fund fees and expenses and extraordinary expenses) to 1.10% of average daily net assets of the Fund. The agreement will continue in effect at least through October 31, 2013, subject thereafter to annual re-approval of the agreement by the Fund’s Board of Directors.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than their original cost. To obtain performance information current to the most recent month end, call 1-855-612-3936.

Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-value ratios and higher forecasted growth values. All indices are unmanaged. It is not possible to invest directly in an index.

Sector Allocations***

*** Percentages are based on net assets as of December 31, 2012. Holdings are subject to change.

2	1-855-612-3936 | www.cortinafunds.com

Shareholder Letter

Cortina Small Cap Value Fund	December 31, 2012 (Unaudited)

DEAR FELLOW SHAREHOLDERS:

The Cortina Small Cap Value Strategy performed well, earning solid returns well in excess of its benchmark, the Russell 2000 Value, for the six months ending December 31, 2012. For the calendar year, stock selection overwhelmingly drove the outperformance, with particular strength in Financial Services, Producer Durables and Health Care. The strategy had multiple investments pay off handsomely. Cash and Utilities were barely measureable drags, and while there were several mistaken investments our risk control processes minimized the impact. Performance was not a case of a few well-placed wagers, it was the product of disciplined capital allocation.

Half Life, Half Lies, and Half Values

Market experts often state, with great self-regard, that “this time it’s different” are the four most expensive words ever spoken. They are probably referring to their television appearance per diems. Televised experts are frequently more expert in cliché than in capital allocation, political pundits included. True investors should know the most expensive words of investing are “reversion to the mean.” Failure to recognize change is a common trap.

In the bright white lights of history and business, ideas, facts and, indeed, companies have similar lifetimes. The highest return on a new fact, theory, or business is at its beginning because its accuracy, relevance, and novelty decline at a pace that is surprisingly mathematical in real life and practice. Samuel Arbesman recently wrote in The Half Life of Facts: Why Everything We Know Has an Expiration Date (Penguin, 2012), that decline can be thought of as a half-life; a term generally reserved for the discussion of radioactive elements.

In the very big picture, the slow fall of Communism is a real example. The Cold War was a real experience for those who are over 35 years of age today. Experts may disagree with the peak of Communism, at least as it was shown in its demonstration project of the Soviet Union, but it could be argued that it peaked mid 20th century. Roughly one-half of the world allied itself with the Soviets, and one-half with the United States. Mid-century school children were raised in the belief that war was inevitable, and the other side was terrifically powerful. But internal half-life decay was already well underway for the Soviets. Its economy was weak, and the deterioration began methodically eating away at Communism’s mass. Its influence shrank, retreating from Central America, retreating from Afghanistan, retreating from Eastern Europe. Suddenly the Berlin Wall was gone and, poof, the entire empire appears to have never existed. The idea, once taken as fact, was no more. Communism, and its patron Russia, despite regaining some influence, has never reverted to its mean power of the past century.

In our hamlet of the world, the concept that equities have half lives well illuminates the challenge of investing on valuation alone. Lower valuation companies frequently appear inexpensive based upon their own past, but the future decline of a company often only manifests itself gradually. Firms previously recognized as leaders slowly lose their competitive edge, then flail about trying to reverse that trend and their decline accelerates. Investors’ view of the company goes from seeing a once great icon having a tough day, to a now average company with the potential to regain greatness, to a terrible company whose prime has past, to an uninvestable disaster. Nokia’s great competitive advantage a decade ago was its software. Poof. The struggling company now uses Microsoft software on its phones; itself a former leader humbled. The ghost of Ozymandias reappears. Let us not forget, Long-Term Capital Management had two Nobel winners gracing its pedigreed founders, but famously collapsed when the half-life of its reversion to the mean strategy played out.

The warning for investors is that while it is true certain companies can undergo a tough time and rebound, it is exceedingly rare. The assumption of reversion to the mean presumes, naively, that a company which once earned a 15% operating margin can do so again should it fall short during some period of time. Perhaps. More likely, however, is that company will not. In fact, that company is gone. Its dominance or its advantage is gone and, like many declining companies, its stock chart probably resembles a sliding board. Underperformance slowly then all at once: a value trap.

Therefore, evolution may be the wrong term for us to use. Alchemy might be better. When we buy a stake in a company, we are not buying the struggling company. We are buying a different company emerging from the previous. Each company we invest in is actually a start up, but in a different phase than what is commonly associated with the term. It is an important distinction, because simply assuming things will return to what they once were is a perilous strategy. In fact, each time it is different, and not recognizing that key distinction is the genus of many a turn into the wrong venture.

Whether it is evolution or alchemy, two recurring themes in our successful investments have been earnings and cash flow. First, companies who have changed and are on the cusp of growing earnings, typically after several quarters or years of stagnation, are often our best investments. Consensus estimates are usually both too low and too careless to capture the true value of internal improvements. Second, companies with high free cash flow that, either because of balance sheet repair or slowing capital needs, suddenly have prospects to either invest for the future or return capital to shareholders are fertile fields. Whether it is high leverage or high growth spending restraining free cash flow, crossing the inflection point from cash according to its needs to cash according to its wants can create significant opportunity for managements and shareholders.

Semi-Annual Report | December 31, 2012	3

Shareholder Letter

Cortina Small Cap Value Fund	December 31, 2012 (Unaudited)

It is with these observations that we find investing in Growth at a Reasonable Price, marketed as GARP, such a treacherous path. It presumes all growth is good, enduring, and a bargain to be exploited when found. We much prefer to think of ourselves as investors in the school of A Reasonable Price with Growth, or ARPG for short. We are much more interested in the positive change that drives growth in an ignored company than in the negative change that creates a lower price in a well known one. ARPG may lack the mellifluous quality that GARP shows in marketing literature but it does resemble an acronym the military would use. We much prefer aligning ourselves with an organization known for its process and discipline than a term livening up spiral bound handouts remembered for making things appear better than they are.

Our Outlook

In this age of shrunken leadership, cynicism has taken hard root in the country. One year ago, the market’s worst fears were a slowing economy, the re-election of a business-unfriendly President and falling off the fiscal cliff. All three were realized in part or whole, proving the cynics correct. Yet cynics squirreling away their capital in seemingly safe investments paid the opportunity cost in foregone gains as the market rose healthily. Optimism does have its rewards and we retain ours.

Following last year’s strong performance is a tough act, but the process used to generate last year’s returns is not different from the process we will employ for next year’s returns. We have found values in new areas. We are less overweight Industrials than we once were and more overweight Technology. Financials remain an important sector, but less appealing than a year ago, while Energy has some unique situations. Consumer Discretionary remains a slight underweight, but we have sold some winning investments within the sector to focus on others with greater potential.

Although we may have opinions on the economy, we do not have a particular view on it. Stuck in the mud is about as precise a view as one can have these days given the complexity and stubborn qualities of both the problems and the actors defining the age. Adam Smith may have praised the virtues of many individuals acting in their own self-interest, but he had not witnessed the avariciousness of the United States Congress. The best solution is to shut off the news screen and focus on finding companies that are discovering their own means and paths to better days. It is a process we know well and will continue to employ in allocating your hard-earned capital.

Investing involves risks, including loss of principal.

4	1-855-612-3936 | www.cortinafunds.com

Portfolio Information

Cortina Small Cap Value Fund	December 31, 2012 (Unaudited)

Growth of $25,000 Investment (Unaudited)

For the period from September 30, 2011 (Inception) to December 31, 2012.

This graph assumes an initial $25,000 investment at September 30, 2011 (Inception Date). The Cortina Small Cap Value Fund (the “Fund”) will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. This graph depicts the performance of the Fund versus the Russell 2000® Value Index. It is important to note the Fund is a professionally managed mutual fund, while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance Returns for the period ended December 31, 2012

	1 Month	6 Months	1 Year	Since Inception*	Gross Expense Ratio**
Cortina Small Cap Value Fund	2.4%	9.2%	27.4%	33.9%	22.42%
Russell 2000® Value Index	4.2%	9.1%	18.1%	28.5%

*	The Fund’s inception date is September 30, 2011.
**

Cortina Asset Management, LLC (the “Adviser”) has contractually agreed to waive management fees and/or reimburse the Fund’s operating expenses in order to limit the Fund’s total annual fund operating expenses (excluding taxes, leverage, interest, brokerage commissions, dividends or interest expenses on short positions, acquired fund fees and expenses and extraordinary expenses) to 1.10% of average daily net assets of the Fund. The agreement will continue in effect at least through October 31, 2013, subject thereafter to annual re-approval of the agreement by the Fund’s Board of Directors.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than their original cost. To obtain performance information current to the most recent month end, call 1-855-612-3936.

Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. All indices are unmanaged. It is not possible to invest directly in an index.

Sector Allocations***

*** Percentages are based on net assets as of December 31, 2012. Holdings are subject to change.

Semi-Annual Report | December 31, 2012	5

Disclosure of Fund Expenses

December 31, 2012 (Unaudited)

As a shareholder of the Fund(s), you incur transaction costs and ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, as indicated below.

Actual Expenses –The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds by comparing these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period(a)	Net Expense Ratios
Cortina Small Cap Growth Fund
Actual Fund Return	$1,000.00	$992. 60	$5.52	1.10%
Hypothetical Fund Return (assuming a 5% return before expenses)	$1,000.00	$1,019.66	$5.60	1.10%
Cortina Small Cap Value Fund
Actual Fund Return	$1,000.00	$1,092.00	$5.80	1.10%
Hypothetical Fund Return (assuming a 5% return before expenses)	$1,000.00	$1,019.66	$5.60	1.10%

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), divided by 365.

6	1-855-612-3936 | www.cortinafunds.com

Schedule of Investments

Cortina Small Cap Growth Fund	December 31, 2012 (Unaudited)

	Shares	Value

COMMON STOCKS (96.5%)
Consumer Discretionary (9.1%)
Black Diamond, Inc.(a)	9,084	$74,489
Chuy’s Holdings, Inc.(a)	2,884	64,429
Francesca’s Holdings Corp.(a)	2,649	68,768
Fuel Systems Solutions, Inc.(a)	4,045	59,462
Gentherm, Inc.(a)	7,119	94,683
Ignite Restaurant Group, Inc.(a)	4,725	61,425
Morgans Hotel Group Co.(a)	11,361	62,940
Restoration Hardware Holdings, Inc.(a)	2,058	69,416
Shutterfly, Inc.(a)	4,120	123,064
Steven Madden, Ltd.(a)	3,535	149,424

		828,100

Consumer Staples (1.0%)
The Fresh Market, Inc.(a)	1,862	89,544

Energy (8.1%)
Carrizo Oil & Gas, Inc.(a)	3,243	67,844
ION Geophysical Corp.(a)	15,205	98,984
Northern Oil & Gas, Inc.(a)	6,371	107,160
Rex Energy Corp.(a)	8,088	105,306
Sanchez Energy Corp.(a)	5,803	104,454
Synergy Resources Corp.(a)	20,711	111,632
Triangle Petroleum Corp.(a)	24,242	145,210

		740,590

Financials (5.5%)
BofI Holding, Inc.(a)	3,642	101,503
EverBank Financial Corp.	3,010	44,879
Greenhill & Co., Inc.	1,707	88,747
ICG Group, Inc.(a)	7,477	85,462
Pinnacle Financial Partners, Inc.(a)	5,391	101,566
Texas Capital Bancshares, Inc.(a)	1,799	80,631

		502,788

Health Care (29.9%)
Accuray, Inc.(a)	19,672	126,491
Align Technology, Inc.(a)	4,165	115,579
Cepheid, Inc.(a)	2,974	100,551
Cerus Corp.(a)	28,474	89,978
Conceptus, Inc.(a)	5,733	120,450
DexCom, Inc.(a)	8,213	111,779
Endologix, Inc.(a)	8,706	123,973
Fluidigm Corp.(a)	7,265	103,962
Greenway Medical Technologies(a)	5,833	89,595
HealthStream, Inc.(a)	4,570	111,097
Insulet Corp.(a)	4,653	98,737
Medidata Solutions, Inc.(a)	5,117	200,535
Myriad Genetics, Inc.(a)	3,865	105,321
Nanosphere, Inc.(a)	33,431	96,281
Neogen Corp.(a)	2,535	114,886
NeoGenomics, Inc.(a)	15,531	38,517
Novadaq Technologies, Inc.(a)	8,157	72,434
OraSure Technologies, Inc.(a)	14,370	103,177
PhotoMedex, Inc.(a)	7,141	103,616
Quidel Corp.(a)	7,902	147,530
Soltra Medical, Inc.(a)	39,281	104,880
Spectranetics Corp.(a)	4,672	69,005
Staar Surgical Co.(a)	15,791	96,325

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2012	7

Schedule of Investments

Cortina Small Cap Growth Fund	December 31, 2012 (Unaudited)

	Shares	Value

COMMON STOCKS (continued)
Health Care (continued)
Synergetics USA, Inc.(a)	17,641	$84,677
TearLab Corp.(a)	17,907	73,419
Uroplasty, Inc.(a)	18,407	59,455
Vocera Communications, Inc.(a)	2,912	73,091

		2,735,341

Industrials (10.5%)
Astronics Corp.(a)	2,798	64,018
Chart Industries, Inc.(a)	1,285	85,671
Echo Global Logistics, Inc.(a)	6,363	114,343
Flow International Corp.(a)	27,455	96,093
Heritage Crystal Clean, Inc.(a)	4,736	71,087
Manitex International, Inc.(a)	7,865	56,156
Primoris Services Corp.	7,766	116,801
Rush Enterprises, Inc., Class A(a)	3,711	76,706
Team, Inc.(a)	1,769	67,293
Titan Machinery, Inc.(a)	4,483	110,730
Westport Innovations, Inc.(a)	3,667	97,946

		956,844

Information Technology (29.5%)
Allot Communications, Ltd.(a)	2,929	52,195
Aruba Networks, Inc.(a)	4,032	83,664
Brightcove, Inc.(a)	7,627	68,948
CommVault Systems, Inc.(a)	1,982	138,165
Computer Task Group, Inc.(a)	5,527	100,757
E2open, Inc.(a)	5,806	82,213
Envestnet, Inc.(a)	7,532	105,071
ExactTarget, Inc.(a)	4,555	91,100
FARO Technologies, Inc.(a)	2,080	74,214
Guidewire Software, Inc.(a)	4,007	119,088
Imperva, Inc.(a)	3,262	102,851
Infoblox, Inc.(a)	3,571	64,171
Inphi Corp.(a)	9,789	93,779
Interactive Intelligence Group, Inc.(a)	3,079	103,270
InterXion Holding NV(a)	3,182	75,604
LivePerson, Inc.(a)	5,616	73,794
LogMeIn, Inc.(a)	3,387	75,903
MaxLinear, Inc., Class A(a)	13,764	69,095
Monolithic Power Systems, Inc.	4,526	100,839
Procera Networks, Inc.(a)	5,238	97,165
Proofpoint, Inc.(a)	8,465	104,204
QLIK Technologies, Inc.(a)	2,906	63,118
Qualys, Inc.(a)	3,696	54,664
RADWARE, Ltd.(a)	2,362	77,946
Sapient Corp.(a)	8,331	87,975
Semtech Corp.(a)	3,335	96,548
ShoreTel, Inc.(a)	19,948	84,580
SPS Commerce, Inc.(a)	1,429	53,259
Stamps.com, Inc.(a)	2,380	59,976
Synchronoss Technologies, Inc.(a)	4,742	100,009
Tangoe, Inc.(a)	7,235	85,880
TechTarget, Inc.(a)	9,430	52,337

		2,692,382

Telecommunication Services (2.9%)
8x8, Inc.(a)	10,534	77,846
Cogent Communications Group, Inc.	2,909	65,860

See Notes to Financial Statements.

8	1-855-612-3936 | www.cortinafunds.com

Schedule of Investments

Cortina Small Cap Growth Fund	December 31, 2012 (Unaudited)

	Shares	Value

COMMON STOCKS (continued)
Telecommunication Services (continued)
inContact, Inc.(a)	23,217	$120,264

		263,970

TOTAL COMMON STOCKS (COST $8,812,331)		8,809,559

SHORT TERM INVESTMENT (3.7%)
HighMark Diversified Money Market Fund, Fiduciary Class, 7 Day Yield 0.019%	338,971	338,971

TOTAL SHORT TERM INVESTMENT (COST $338,971)		338,971

TOTAL INVESTMENTS (100.2%) (COST $9,151,302)		9,148,530

TOTAL LIABILITIES IN EXCESS OF OTHER ASSETS (-0.2%)		(20,898)

NET ASSETS 100.0%		$9,127,632

(a)	Non Income Producing Security.

Common Abbreviations:

Ltd. - Limited.

NV - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2012	9

Schedule of Investments

Cortina Small Cap Value Fund	December 31, 2012 (Unaudited)

	Shares	Value

COMMON STOCKS (95.4%)
Consumer Discretionary (8.3%)
AFC Enterprises, Inc.(a)	1,171	$30,598
ANN, Inc.(a)	1,156	39,119
Denny’s Corp.(a)	9,085	44,335
DreamWorks Animation SKG, Inc., Class A(a)	3,402	56,371
Regis Corp.	4,032	68,222

		238,645

Consumer Staples (3.3%)
Darling International, Inc.(a)	2,834	45,457
Prestige Brands Holdings, Inc.(a)	1,787	35,794
Rite Aid Corp.(a)	11,183	15,209

		96,460

Energy (5.4%)
Arch Coal, Inc.	4,124	30,188
Cloud Peak Energy, Inc.(a)	1,055	20,393
Gulfport Energy Corp.(a)	1,089	41,622
Helix Energy Solutions Group, Inc.(a)	2,149	44,355
Matador Resources Co.(a)	2,511	20,590

		157,148

Financials (31.4%)
Altisource Asset Management Corp.(a)	36	2,985
Altisource Portfolio Solutions SA(a)	357	30,936
Altisource Residential Corp., Class B(a)	118	1,869
Amtrust Financial Services, Inc.	1,859	53,335
Boston Private Financial Holdings, Inc.	5,739	51,708
Capitol Federal Financial, Inc.	2,277	26,618
CNO Financial Group, Inc.	7,571	70,637
Columbia Banking System, Inc.	391	7,015
eHealth, Inc.(a)	2,511	69,002
Employers Holdings, Inc.	2,103	43,280
Green Dot Corp., Class A(a)	2,190	26,718
Maiden Holdings, Ltd.	4,672	42,936
MB Financial, Inc.	2,209	43,628
Northwest Bancshares, Inc.	3,448	41,859
Ocwen Financial Corp.(a)	1,589	54,963
Oriental Financial Group, Inc.	2,764	36,899
Oritani Financial Corp.	3,354	51,383
PHH Corp.(a)	3,136	71,344
Platinum Underwriters Holdings, Ltd.	1,395	64,170
ProAssurance Corp.	1,632	68,854
West Coast Bancorp	2,084	46,161

		906,300

Health Care (4.7%)
ICU Medical, Inc.(a)	756	46,063
Teleflex, Inc.	522	37,224
Tenet Healthcare Corp.(a)	1,581	51,335

		134,622

Industrials (15.8%)
Actuant Corp., Class A	1,234	34,441
Cubic Corp.	1,120	53,726
Fortune Brands Home & Security, Inc.(a)	966	28,227
The Manitowoc Co., Inc.	2,448	38,385
MasTec, Inc.(a)	3,047	75,962
Orbital Sciences Corp.(a)	2,994	41,227
Powell Industries, Inc.(a)	1,229	51,040

See Notes to Financial Statements.

10	1-855-612-3936 | www.cortinafunds.com

Schedule of Investments

Cortina Small Cap Value Fund	December 31, 2012 (Unaudited)

	Shares	Value

COMMON STOCKS (continued)
Industrials (continued)
Tennant Co.	1,190	$52,300
TrueBlue, Inc.(a)	3,361	52,936
Tutor Perini Corp.(a)	2,080	28,496

		456,740

Information Technology (16.4%)
Accelrys, Inc.(a)	4,691	42,454
Cardtronics, Inc.(a)	1,223	29,034
Coherent, Inc.	739	37,408
Compuware Corp.(a)	3,390	36,849
comScore, Inc.(a)	2,574	35,470
ExlService Holdings, Inc.(a)	1,060	28,090
Harmonic, Inc.(a)	8,885	45,047
Logitech International SA	6,239	47,042
M/A-COM Technology Solutions Holdings, Inc.(a)	3,088	46,227
Sierra Wireless, Inc.(a)	6,403	50,840
Super Micro Computer, Inc.(a)	4,365	44,523
Ultratech, Inc.(a)	811	30,250

		473,234

Materials (4.1%)
Flotek Industries, Inc.(a)	3,221	39,296
Graphic Packaging Holdings Co.(a)	12,200	78,812

		118,108

Real Estate Investment Trust (REIT) (1.5%)
American Realty Capital Trust, Inc.	3,653	42,192

Telecommunication Services (1.1%)
Towerstream Corp.(a)	9,790	31,817

Utilities (3.4%)
ALLETE, Inc.	1,260	51,635
Black Hills Corp.	1,268	46,079

		97,714

TOTAL COMMON STOCKS (COST $2,393,590)		2,752,980

SHORT TERM INVESTMENT (5.7%)
HighMark Diversified Money Market Fund, Fiduciary Class, 7 Day Yield 0.019%	164,816	164,816

TOTAL SHORT TERM INVESTMENT (COST $164,816)		164,816

TOTAL INVESTMENTS (101.1%) (COST $2,558,406)		2,917,796

TOTAL LIABILITIES IN EXCESS OF OTHER ASSETS (-1.1%)		(31,995)

NET ASSETS 100.0%		$2,885,801

(a)	Non Income Producing Security.

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2012	11

Schedule of Investments

Cortina Small Cap Value Fund	December 31, 2012 (Unaudited)

Common Abbreviations:

Ltd. - Limited.

REIT - Real Estate Investment Trust.

SA - Generally designates corporations in various countries, mostly those employing the civil law.

See Notes to Financial Statements.

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Statements of Assets and Liabilities

December 31, 2012 (Unaudited)

	Cortina Small Cap Growth Fund	Cortina Small Cap Value Fund

ASSETS:
Investments, at value (Cost - see below)	$9,148,530	$2,917,796
Receivable for investments sold	20,945	51,602
Dividends and interest receivable	5	150
Receivable due from adviser	16,479	6,681
Receivable for fund shares subscribed	20,060	0
Prepaid expenses and other assets	22,255	9,515

Total Assets	9,228,274	2,985,744

LIABILITIES:
Payable for investments purchased	82,093	83,072
Payable for fund shares redeemed	182	213
Payable for fund accounting and administration fees	12,265	4,295
Payable for audit and legal fees	2,987	6,852
Payable for director fees	327	271
Other accrued liabilities and expenses	2,788	5,240

Total Liabilities	100,642	99,943

Net Assets	$9,127,632	$2,885,801

NET ASSETS CONSISTS OF:
Paid-in capital	$9,316,826	$2,531,308
Accumulated net investment loss	(26,008)	(4,581)
Accumulated undistributed net realized loss on investments	(160,414)	(316)
Net unrealized appreciation/(depreciation) on investments	(2,772)	359,390

Net Assets	$9,127,632	$2,885,801

Cost of Investments	$9,151,302	$2,558,406

PRICING OF SHARES:
Net Assets	$9,127,632	$2,885,801
Shares Outstanding	780,638	220,564
Net Asset Value, offering and redemption price per share	$11.69	$13.08

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2012	13

Statements of Operations

For the Six Months Ended December 31, 2012 (Unaudited)

	Cortina Small Cap Growth Fund	Cortina Small Cap Value Fund

INVESTMENT INCOME:
Dividends, (net of foreign withholding taxes of $0 and $16)	$6,736	$24,734

Total Investment Income	6,736	24,734

EXPENSES:
Advisory fees (Note 3)	29,768	12,883
Transfer agent fees	16,056	13,534
Fund accounting and administration fees and expenses	59,981	33,489
Legal fees	3,832	2,594
Printing fees	3,424	2,113
Registration fees	12,317	6,145
Audit and tax preparation fees	7,310	7,310
Custodian fees	2,047	1,320
Insurance	4,341	4,341
Director fee and expenses	2,577	2,521
Offering costs	7,534	7,263
Other	2,901	2,479

Total Expenses Before Waivers/Reimbursements	152,088	95,992
Less fees waived/reimbursed by adviser (Note 3)	(119,344)	(81,821)

Total Net Expenses	32,744	14,171

Net Investment Income/(Loss)	(26,008)	10,563

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on investments	(137,080)	74,808
Net change in unrealized appreciation/(depreciation) on investments	(140,072)	155,046

Net Realized and Unrealized Gain/(Loss) on Investments	(277,152)	229,854

Net Increase/(Decrease) in Net Assets Resulting from Operations	$(303,160)	$240,417

See Notes to Financial Statements.

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Statements of Changes in Net Assets

	Cortina Small Cap Growth Fund		Cortina Small Cap Value Fund

	Six Months Ended December 31, 2012 (Unaudited)	For the Period September 30, 2011 (Inception) to June 30, 2012	Six Months Ended December 31, 2012 (Unaudited)	For the Period September 30, 2011 (Inception) to June 30, 2012

OPERATIONS:
Net investment income/(loss)	$(26,008)	$(7,878)	$10,563	$(2,304)
Net realized gain/(loss) on investments	(137,080)	72,431	74,808	69,894
Net change in unrealized appreciation/(depreciation) of investments	(140,072)	137,300	155,046	204,344

Net increase/(decrease) in net assets resulting from operations	(303,160)	201,853	240,417	271,934

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	–	–	(15,144)	–
From net realized gains on investments	(68,752)	(20,406)	(113,367)	(30,530)

Total distributions	(68,752)	(20,406)	(128,511)	(30,530)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	8,115,884	1,108,101	710,762	1,569,937
Shares issued in reinvestment of distributions	67,885	20,406	123,043	30,530
Cost of shares redeemed	(94,037)	(900,145)	(1,679)	(900,104)
Redemption fees	–	3	–	2

Net increase from capital shares transactions	8,089,732	228,365	832,126	700,365

Net increase in net assets	7,717,820	409,812	944,032	941,769

NET ASSETS:
Beginning of period	1,409,812	1,000,000	1,941,769	1,000,000

End of period	$9,127,632	$1,409,812	$2,885,801	$1,941,769

Including accumulated net investment loss of:	$(26,008)	$–	$(4,581)	$–

OTHER INFORMATION:
Share Transactions:
Beginning shares	118,741	100,000	154,872	100,000
Shares sold	664,069	100,810	56,463	136,198
Shares issued in reinvestment of dividends	5,773	1,819	9,357	2,822
Less shares redeemed	(7,945)	(83,888)	(128)	(84,148)

Ending shares	780,638	118,741	220,564	154,872

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2012	15

Financial Highlights

Cortina Small Cap Growth Fund	For a share outstanding throughout the periods presented.

	Six Months Ended December 31, 2012 (Unaudited)	For the Period September 30, 2011 (Inception) to June 30, 2012

NET ASSET VALUE, BEGINNING OF PERIOD	$11.87	$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.05)	(0.09)
Net realized and unrealized gain/(loss) on investments	(0.04)	2.22

Total from Investment Operations	(0.09)	2.13

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gain on investments	(0.09)	(0.26)

Total Dividends and Distributions to Shareholders	(0.09)	(0.26)

Paid-in Capital from Redemption Fees	–	0.00(b)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.18)	1.87

NET ASSET VALUE, END OF PERIOD	$11.69	$11.87

TOTAL RETURN(c)	(0.74%)	21.40%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$9,128	$1,410

RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding waiver/reimbursement	5.11%(d)	21.70%(d)
Operating expenses including waiver/reimbursement	1.10%(d)	1.10%(d)
Net investment loss including waiver/reimbursement	(0.87)%(d)	(0.99)%(d)

PORTFOLIO TURNOVER RATE(c)	29%	144%

(a)	Calculated using average shares throughout the period.
(b)	Less than $0.005 per share.
(c)	Not annualized.
(d)	Annualized.

See Notes to Financial Statements.

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Financial Highlights

Cortina Small Cap Value Fund	For a share outstanding throughout the periods presented.

	Six Months Ended December 31, 2012 (Unaudited)	For the Period September 30, 2011 (Inception) to June 30, 2012

NET ASSET VALUE, BEGINNING OF PERIOD	$12.54	$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(a)	0.05	(0.03)
Net realized and unrealized gain on investments	1.10	3.14

Total from Investment Operations	1.15	3.11

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.07)	–
From net realized gain on investments	(0.54)	(0.57)

Total Dividends and Distributions to Shareholders	(0.61)	(0.57)

Paid-in Capital from Redemption Fees	–	0.00(b)

NET INCREASE IN NET ASSET VALUE	0.54	2.54

NET ASSET VALUE, END OF PERIOD	$13.08	$12.54

TOTAL RETURN(c)	9.20%	31.99%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$2,886	$1,942

RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding waiver/reimbursement	7.45%(d)	22.37%(d)
Operating expenses including waiver/reimbursement	1.10%(d)	1.10%(d)
Net investment income/(loss) including waiver/reimbursement	0.82%(d)	(0.32)%(d)

PORTFOLIO TURNOVER RATE(c)	39%	146%

(a)	Calculated using average shares throughout the period.
(b)	Less than $0.005 per share.
(c)	Not annualized.
(d)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | December 31, 2012	17

Notes to Financial Statements

December 31, 2012 (Unaudited)

1. ORGANIZATION

Cortina Funds, Inc. (the “Corporation”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Corporation was organized on June 30, 2004 as a Wisconsin corporation. The Corporation currently offers shares of common stock (“shares”) of the Cortina Small Cap Growth Fund and the Cortina Small Cap Value Fund (each a “Fund” and collectively, the “Funds”). The Cortina Small Cap Growth Fund is a diversified portfolio with an investment objective to seek growth of capital, and the Cortina Small Cap Value Fund is a diversified portfolio with an investment objective to seek long-term capital appreciation. Shares of each Fund are designated as Institutional Shares with an indefinite number of shares authorized at $0.01 par value. The Articles of Incorporation, as amended and restated, permits the Board of Directors (the “Board”) to create additional funds and share classes. The Institutional Class is currently the only class offered.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

Use of Estimates — The accompanying financial statements were prepared in accordance with GAAP, which require the use of estimates and assumptions made by management. These may affect the reported amounts of assets and liabilities and disclosure of contingent asset and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Investment Valuation — Investment securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) exchange, which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets. Investments for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures approved by and under the general supervision of the Funds’ Board.

Investment Transactions — Investment security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Investment Income — Interest income is accrued and recorded on a daily basis including amortization of premiums, accretions of discounts and income earned from money market funds. Interest is not accrued on securities that are in default. Dividend income is recorded on the ex-dividend date.

Fair Value Measurements — A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	—	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2	—

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3	—

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of

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Notes to Financial Statements

December 31, 2012 (Unaudited)

fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The valuation techniques used by the Funds to measure fair value during the six months ended December 31, 2012 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The following is a summary of the inputs used in valuing the Funds’ investments as of December 31, 2012:

Cortina Small Cap Growth Fund

	Valuation Inputs

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total

Common Stocks	$8,809,559	$–	$–	$8,809,559
Short Term Investment	338,971	–	–	338,971

Total	$9,148,530	$–	$–	$9,148,530

Cortina Small Cap Value Fund

	Valuation Inputs

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total

Common Stocks	$2,752,980	$–	$–	$2,752,980
Short Term Investment	164,816	–	–	164,816

Total	$2,917,796	$–	$–	$2,917,796

* See Schedule of Investments for sector classification.

For the six months ended December 31, 2012, there have been no significant changes to the Funds’ fair value methodologies. Additionally, there were no transfers into or out of Levels 1 and 2 during the period ended December 31, 2012. It is the Funds’ policy to recognize transfers at the end of the reporting period.

For six months ended December 31, 2012, the Funds did not have significant unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

Affiliated Companies — An affiliated company is a company that can have direct or indirect common ownership. The Funds do not hold any investments in affiliated companies as of December 31, 2012.

Offering Costs — Offering costs, including costs of printing initial prospectuses, legal and registration fees, are being amortized over twelve months from the inception date of the Funds. The offering costs are fully amortized as of December 31, 2012.

Expenses — The Funds bear expenses incurred specifically on each Fund’s respective behalf as well as a portion of general Corporation expenses, which may be allocated on the basis of relative net assets or the nature of the services performed relative to applicability to each Fund.

Distributions to Shareholders — Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from GAAP. Distributions to shareholders are recorded on the ex-dividend date.

Fees on Redemptions — The Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. The redemption fee is not a fee to finance sales or sales promotion expenses, but is paid to the Funds to defray the costs of liquidating an investor and discouraging short-term trading of the Funds’ shares. No redemption fee will be imposed on redemptions initiated by the Funds.

Federal Income Taxes — No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains, and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Semi-Annual Report | December 31, 2012	19

Notes to Financial Statements

December 31, 2012 (Unaudited)

3. ADVISORY FEES, FUND ACCOUNTING, ADMINISTRATION FEES, AND OTHER AGREEMENTS

Investment Advisory

The Adviser is subject to the general supervision of the Board and is responsible for the overall management of the Funds’ business affairs. The Adviser invests the assets of the Funds based on the Funds’ investment objectives and policies. The Adviser is entitled to an investment advisory fee, computed daily and payable monthly, of 1.00% of the average daily net assets for each Fund.

The Adviser has contractually agreed to waive fees with respect to each of the Funds so that the net annual operating expenses (excluding taxes, leverage, interest, brokerage commissions, dividends or interest expenses on short positions, acquired fund fees and expenses, and extraordinary expenses) of the Funds’ institutional shares will not exceed 1.10% of average daily net assets of each Fund. The Adviser may request a reimbursement from the Funds to recapture any reduced management fees or reimbursed Fund expenses within three years following the fee reduction or expense reimbursement, but only to the extent the Funds’ total annual fund operating expenses including offering costs, plus any requested reimbursement amount, including previously waived organizational costs, are less than the above limit at the time of the request. Any such reimbursement is subject to review by the Board. As of December 31, 2012, the Cortina Small Cap Growth Fund and the Cortina Small Cap Value Fund had receivables from the Adviser of $16,479 and $6,681, respectively.

As of December 31, 2012, reimbursements (including offering costs and the previously waived organizational costs) that may potentially be made by the Fund to the Adviser total $293,001 for the Cortina Small Cap Growth Fund and $244,786 for the Cortina Small Cap Value Fund, which expires as follows:

Cortina Small Cap Growth Fund
September 19, 2014	$10,250
June 30, 2015	163,407
June 30, 2016	119,344
$293,001

Cortina Small Cap Value Fund
September 19, 2014	$10,250
June 30, 2015	152,715
June 30, 2016	81,821
$244,786

Fund Accounting Fees and Expenses

ALPS Fund Services, Inc. (“ALPS” or the “Administrator”) provides administrative, fund accounting and other services to the Funds for a monthly administration fee based on the Fund’s average daily net assets at the following annual rates.

Year 1

Greater of $175,000 annual minimum in Year 1 or the following basis point fee schedule:

Average Daily Net Assets	Basis Point Fee Rate
Between $0-$500M	5.0
$500M-$1B	3.0
Above $1B	2.0

Year 2

Greater of $190,000 annual minimum in Year 2 or the above basis point fee schedule.

The Administrator is also reimbursed by the Funds for certain out of pocket expenses.

Transfer Agent

ALPS serves as transfer, dividend paying and shareholder servicing agent for the Funds (the “Transfer Agent”).

Compliance Services

ALPS provides services that assist the Corporation’s Chief Compliance Officer in monitoring and testing the policies and procedures of the Corporation in conjunction with requirements under Rule 38a-1 under the 1940 Act. ALPS is compensated under the Administration Agreement.

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Notes to Financial Statements

December 31, 2012 (Unaudited)

Distributor

The Funds have entered into a Distribution Agreement with ALPS Distributors, Inc (“the Distributor”) to provide distribution services to the Funds. The Distributor serves as underwriter/distributor of shares of the Funds.

Certain Directors and Officers of the Funds are also officers of the Adviser.

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

The aggregate cost of purchases and proceeds from sales of investment securities, excluding short-term securities, are shown below for the six months ended December 31, 2012. Purchases and proceeds from sales of U.S. Government obligations are included in the totals of Purchases of Securities and Proceeds from Sales of Securities below and also broken out separately for your convenience:

Fund Name	Purchases	Sales
Cortina Small Cap Growth Fund	$9,362,036	$1,661,050
Cortina Small Cap Value Fund	$1,605,942	$953,368

There were no purchases of long-term U.S. Government Obligations for either Fund during the six months ended December 31, 2012.

5. TAX BASIS INFORMATION

Distributions are determined in accordance with Federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The Funds follow ASC 740, “Income Taxes” (“ASC 740”), which requires that the financial statements effects of a tax position taken or expected to be taken in a tax return be recognized in the financial statements when it is more likely than not, based on the technical merits, that the position will be sustained upon examination. Management has concluded that the Funds have taken no uncertain tax positions that require adjustments to the financial statements to comply with the provisions of ASC 740. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the statement of operations. During the six months ended December 31, 2012, the Funds did not incur any interest or penalties. The Funds file income tax returns in the U.S. Federal jurisdiction and the state of Wisconsin. The statute of limitations on the Funds’ federal and Wisconsin tax returns remains open for the fiscal period ended June 30, 2012. To the best of the Funds’ knowledge, no income tax returns are currently under examination. The Funds are subject to examination by U.S. taxing authorities for the tax periods since the commencement of operations. During the six months ended December 31, 2012, neither Fund recorded a liability of any uncertain tax positions in the accompanying financial statements.

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year end: accordingly, tax basis balances have not been determined as of December 31, 2012.

The tax character of distributions paid during the period ended June 30, 2012, were as follows:

Distributions from
Fund	For the period ended	Ordinary Income
Cortina Small Cap Growth Fund	6/30/2012	$ 20,406
Cortina Small Cap Value Fund	6/30/2012	$ 30,530

As of December 31, 2012, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/ (depreciation) for Federal tax purposes was as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation (excess of value over tax cost)	Gross Unrealized (Depreciation) (excess of tax cost over value)	Net Unrealized Appreciation/ (Depreciation)
Cortina Small Cap Growth Fund	$9,175,031	$533,133	$(559,634)	$(26,501)
Cortina Small Cap Value Fund	$2,573,144	$400,023	$(55,371)	$344,652

The difference between book basis and tax basis net unrealized appreciation is attributable to the deferral of losses from wash sales.

Semi-Annual Report | December 31, 2012	21

Notes to Financial Statements

December 31, 2012 (Unaudited)

6. COMMITMENTS AND CONTINGENCIES

Under the Corporation’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Corporation entered into contracts with its service providers, on behalf of the Funds, and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. The Funds expect risk of loss to be remote.

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Additional Information

December 31, 2012 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-855-612-3936, or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent fiscal year ending June 30, 2012 is available without charge upon request by calling toll-free 1-855-612-3936, or on the SEC’s website at http://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Corporation files a complete listing of portfolio holdings for the Funds with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request by calling 1-855-612-3936. Furthermore, you may obtain a copy of the filing on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Semi-Annual Report | December 31, 2012	23

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Material must be accompanied or preceded by the prospectus.

The Cortina Funds are distributed by ALPS Distributors, Inc.

Item 2. Code of Ethics.

Not applicable to this report.

Item 3. Audit Committee Financial Expert.

Not applicable to this report.

Item 4. Principal Accountant Fees and Services.

Not applicable to this report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrant.

Item 6. Investments.

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to registrant.

Item 10. Submission of Matters to Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable to this report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex.99.Cert.

(a)(3)	Not applicable.

(b)	A certification of the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex.99.906.Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Cortina Funds, Inc.

By:	/s/ Ryan T. Davies
Ryan T. Davies, President
(Principal Executive Officer)

Date:	March 6, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Terese Nielsen
Terese Nielsen, Treasurer and Principal Accounting Officer (Principal Financial Officer)

Date:	March 6, 2013